UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION


                     Washington, D.C. 20549

                            FORM 8-K


                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported) July 20, 2000


                        THE BEARD COMPANY
     (Exact Name of registrant as Specified in its Charter)

     Oklahoma                  0-12396          73-0970298
(State or other          (Commission File      (I.R.S. Employer
jurisdiction of                Number)          Identification
incorporation or                                   Number)
organization)


                           Enterprise Plaza
                          5600 N. May Avenue
                               Suite 320
                      Oklahoma City, Oklahoma                   73112
            (Address of principal executive offices)          (Zip Code)

                               N/A
   (Former name or former address, if changed since last report)

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ITEM 4.  Changes in Registrant's Certifying Accountant.

     (a) On July 20, 2000, the audit committee of the board of directors of The Beard Company approved a decision to change the Company's independent accounting firm from KPMG LLP to Cole & Reed, P.C. Pursuant to that approval, the Company dismissed KPMG and engaged Cole & Reed as the Company's principal accountant to audit the Company's financial statements.

     KPMG's accountants' report on the financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Company's two most recent fiscal years and any subsequent interim period preceding the dismissal, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG would have caused it to make reference to the subject matter of the disagreements in connection with its report.

     During the Company's two most recent fiscal years and any subsequent interim period preceding KPMG's dismissal:

     1. The accountants did not advise the Company that the internal controls necessary for the Company to develop reliable financial statements do not exist;

     2. The accountants did not advise the Company that information had come to the accountants' attention that led them to no longer be able to rely on management's representations or that made them unwilling to be associated with the financial statements prepared by management;

     3. The accountants did not advise the Company of the need to expand significantly the scope of their audit, or advise that information had come to the accountants' attention that if further investigated may (i) materially impact the fairness or reliability of either: a previously issued audit report for the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent them from rendering an unqualified audit report on those financial statements); or (ii) cause them to be unwilling to rely on management's representations or to be associated with the Company's financial statements;

     4. The accountants did not advise the Company that information had come to the accountants' attention that they had concluded materially impacts the fairness or reliability of either (i) a previously issued audit report for the underlying financial statements; or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountants' satisfaction, would prevent them from rendering an unqualified audit report on those financial statements).

     The Company has provided KPMG with a copy of this Form 8-K and requested the former accountant to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in respect to the statements made herein, and, if not, stating the respects in which it does not agree. Included as Exhibit 16 to this Form 8-K is a letter from KPMG concerning the foregoing.

     (b) Also pursuant to the approval of the audit committee, the Company engaged Cole & Reed. During the Company's two most recent fiscal years, and any subsequent interim period prior to engaging the accountant, the Company (or anyone on its behalf) did not consult with Cole & Reed regarding (i) the application of
accounting   principles  to  a  specified   transaction,   either
completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was the subject of a disagreement with the former accountants or was a reportable event.

ITEM 7.  Financial Statements and Exhibits

(a)  Financial statements of the business acquired

     Not applicable.

(b)  Pro Forma financial information

     Not applicable.

(c)  Exhibits

     The following exhibits are filed herewith:

      Exhibit  Description
      No.
      -------  -----------
      16       Letter from KPMG LLP

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                           SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE BEARD COMPANY

Date:  July 27, 2000               HERB MEE, JR.
                                   Herb Mee, Jr., President